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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of AT&T Corp. on Form S-4 of our report dated April 29, 2002 related to the balance sheet of AT&T Comcast Corporation as of December 31, 2001, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


                                                  DELOITTE & TOUCHE LLP


Philadelphia, Pennsylvania
August 6, 2002